Exhibit 99.1

FARADAY FUTURE PROVIDES BUSINESS UPDATE

•	Company Delays SEC Filings Pending Board-Initiated Review of Certain Allegations Regarding Inaccurate Disclosures

•	Business and Operations Remain on Track for July 2022 Launch of FF 91; Company Provides Third-Quarter Business Highlights

LOS ANGELES, CALIFORNIA (November 15, 2021) – Faraday Future Intelligent Electric Inc. (“Faraday Future” or the “Company”) (NASDAQ: FFIE), a California-based global shared intelligent electric mobility ecosystem company, filed a Form 12b-25 notifying the SEC that it is unable to file its Form 10-Q for the fiscal quarter ended September 30, 2021 within the prescribed time period, and does not expect to file it by the extended filing date pursuant to Rule 12b-25. The Company is also unable to file its amended Registration Statement on Form S-1 (File No. 333-258993) (the “Form S-1/A”) at this time.

The Company’s Board of Directors formed a special committee of independent directors to review allegations of inaccurate disclosures, including claims made in a report issued by an investor with a history of seeking to drive down public companies’ stock prices for its own benefit. Faraday Future seeks to do business in the most ethical and transparent way. As a new public company, the Board, as part of its review, is seeking to ensure that the Company is adhering to the highest standards of conduct.

The special committee’s review is ongoing, and it is working diligently with independent counsel and advisors to complete its review as soon as possible. The Company is committed to working with the special committee to complete its work in order to re-establish timely financial reporting as soon as feasible. Until the review is complete, the Company is not able to file its Form 10-Q or Form S-1/A.

Business Update

Faraday Future remains on track to deliver the first FF 91s to users in July 2022. Progress on the build-out of Faraday Future’s manufacturing capabilities continues. During the third quarter, the Company completed the first major milestone at its Hanford, California facility, installing pilot equipment in the pre-production build area. Subsequent to the end of the third quarter, Faraday Future completed its second major milestone, receiving its Certificate of Occupancy, which allows the Company to begin building additional pre-production vehicles for final testing and validation. The Company has also made progress towards additional milestones including the start of installation of mechanical systems and final foundation work. Faraday Future is on track and on schedule at Hanford. The Company will provide regular updates on these critical production milestones.

Faraday Future today posted a video to the investor relations section of its website that details its progress: FF Hanford production facility is on track.

Faraday Future has made significant product upgrades to both the I.A.I. (Internet, autonomous driving, and intelligent) technology and the electric vehicle platform. Key changes include upgrades in major subsystems such as the e-Motor, powertrain, ADAS, LiDAR, cameras, and displays. These improvements further enhance the FF 91’s quality, exceptional product power, and industry re-defining user experience.

Faraday Future further solidified an already strong management team with a number of key hires. Matt Tall leads production and manufacturing and brings 29 years of manufacturing and engineering expertise, most recently with Rivian. Liu Yuchao leads Faraday Future’s China supply chain bringing over 16 years of procurement experience with major manufacturers. Mark Connelly leads Faraday Future’s Global Investor Relations effort after a 25+ year Wall Street career with firms including JP Morgan Securities, Credit Suisse, and CLSA. The Company also welcomed Chuck McBride as its new Chief Financial Officer. Chuck brings exceptional breadth and depth of experience in managing rapid growth businesses including building strong internal infrastructure and raising capital.

Faraday Future announced key component supply agreements with Tier 1 suppliers.

Finally, Faraday Future recently announced that its first flagship store will be located in Beverly Hills, California.

Users can reserve an FF 91 Futurist model now via the FF intelligent APP or FF.com at: https://www.ff.com/us/reserve

Download the new FF intelligent APP at: https://apps.apple.com/us/app/id1454187098 or https://play.google.com/store/apps/details?id=com.faradayfuture.online

ABOUT FARADAY FUTURE

Established in May 2014, Faraday Future is a global shared intelligent mobility ecosystem company, headquartered in Los Angeles, California. Since its inception, Faraday Future has implemented numerous innovations relating to its products, technology, business model, profit model, user ecosystem, and governance structure. On July 22, 2021, Faraday Future was listed on NASDAQ with the new company name “Faraday Future Intelligent Electric Inc.”, and the ticker symbols “FFIE” for its Class A common stock and “FFIEW” for its warrants. The “I” in FFIE stands for Intelligent and Internet and the “E” stands for Ecosystem and Electric. FF is not just an EV company, but also an internet and technology company, an AI product company, a software company, and a user ecosystem company. Faraday Future aims to perpetually improve the way people move by creating a forward-thinking mobility ecosystem that integrates clean energy, AI, the Internet and new usership models. With the ultimate intelligent techluxury brand positioning, Faraday Future’s first flagship product FF 91 Futurist is equipped with exceptional product power. It is not just a high-performance EV, an all-ability car, and an ultimate robotic vehicle, but also the third internet living space.

FOLLOW FARADAY FUTURE:

https://www.ff.com/
http://appdownload.ff.com
https://twitter.com/FaradayFuture
https://www.facebook.com/faradayfuture/
https://www.instagram.com/faradayfuture/
www.linkedin.com/company/faradayfuture

NO OFFER OR SOLICITATION

This communication shall neither constitute an offer to sell or the solicitation of an offer to buy any securities, nor shall there be any sale of securities in any jurisdiction in which the offer, solicitation or sale would be unlawful prior to the registration or qualification under the securities laws of any such jurisdiction.

FORWARD LOOKING STATEMENTS

This press release includes “forward looking statements” within the meaning of the “safe harbor” provisions of the United States Private Securities Litigation Reform Act of 1995. When used in this press release, the words “estimates,” “projected,” “expects,” “anticipates,” “forecasts,” “plans,” “intends,” “believes,” “seeks,” “may,” “will,” “should,” “future,” “propose” and variations of these words or similar expressions (or the negative versions of such words or expressions) are intended to identify forward-looking statements. These forward-looking statements are not guarantees of future performance, conditions or results, and involve a number of known and unknown risks, uncertainties, assumptions and other important factors, many of which are outside Faraday Future’s control, that could cause actual results or outcomes to differ materially from those discussed in the forward-looking statements. Important factors, among others, that may affect actual results or outcomes include the outcome of the special committee review; Faraday Future’s ability to execute on its plans to develop and market its vehicles and the timing of these development programs; Faraday Future’s estimates of the size of the markets for its vehicles and costs to bring its vehicles to market; the rate and degree of market acceptance of Faraday Future’s vehicles; the success of other competing manufacturers; the performance and security of Faraday Future’s vehicles; potential litigation involving Faraday Future; the result of future financing efforts and general economic and market conditions impacting demand for Faraday Future’s products. The foregoing list of factors is not exhaustive. You should carefully consider the foregoing factors and the other risks and uncertainties described in the “Risk Factors” section of the preliminary registration statement on Form S-1 recently filed by Faraday Future and other documents filed by Faraday Future from time to time with the SEC. These filings identify and address other important risks and uncertainties that could cause actual events and results to differ materially from those contained in the forward-looking statements. Forward-looking statements speak only as of the date they are made. Readers are cautioned not to put undue reliance on forward-looking statements, and Faraday Future does not undertake any obligation to update or revise any forward-looking statements, whether as a result of new information, future events or otherwise, except as required by law.

For Faraday Future
Mark Connelly
Investors: ir@faradayfuture.com

John Schilling
Media: john.schilling@ff.com

Source: Faraday Future Intelligent Electric Inc.